EXECUTION COPY

AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

Dated as of June 28, 2002

FEDERATED DEPARTMENT STORES, INC., a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders (collectively, the "Initial Lenders") party hereto, CITIBANK, N.A., as administrative agent (in such capacity, an "Administrative Agent") and paying agent (in such capacity, the "Paying Agent") for the Lenders (as defined in the Existing Credit Agreement referred to below), JPMORGAN CHASE BANK, as an administrative agent, FLEET NATIONAL BANK, as syndication agent, BANK OF AMERICA, N.A. CREDIT SUISSE FIRST BOSTON and U.S. BANK NATIONAL ASSOCIATION, as documentation agents, and SALOMON SMITH BARNEY INC. and J.P. MORGAN SECURITIES INC., as lead arrangers and bookrunners, hereby agree as follows:

PRELIMINARY STATEMENTS

(1) The Borrower is party to a 364-Day Credit Agreement dated as of June 29, 2001 (as amended, supplemented or otherwise modified from time to time to (but not including) the date of this Amendment and Restatement, the "Existing Credit Agreement") with the banks, financial institutions and other institutional lenders party thereto, The Chase Manhattan Bank, as an administrative agent, and Citibank, N.A., as an administrative agent and the paying agent for such lenders. Capitalized terms not otherwise defined in this Amendment and Restatement shall have the same meanings as specified in the Existing Credit Agreement.

(2) The parties to this Amendment and Restatement desire to amend the Existing Credit Agreement as set forth herein and to restate the Existing Credit Agreement in its entirety to read as set forth in the Existing Credit Agreement with the following amendments.

(3) The Borrower has requested that the Lenders agree to extend credit to it from time to time in an aggregate principal amount of up to $400,000,000 for general corporate purposes of the Borrower and its Subsidiaries not otherwise prohibited under the terms of this Amendment and Restatement. The Lenders have indicated their willingness to agree to extend credit to the Borrower from time to time in such amount on the terms and conditions of this Amendment and Restatement.

SECTION 1. Amendments to the Existing Credit Agreement. (a) Section 1.01 of the Existing Credit Agreement is, effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended by deleting the definitions of "Applicable Margin ", "Lenders" and "Revolver Termination Date" set forth therein and replacing them, respectively, with the following new definitions thereof:

"Applicable Margin" means, as of any date of determination prior to the Term Loan Conversion Date, a percentage per annum determined by reference to the Performance Level in effect on such date as set forth below:

Performance Level	Applicable Margin for Base Rate Advances	Applicable Margin for Eurodollar Rate Advances
Level 1	0.0000%	0.190%
Level 2	0.0000%	0.305%
Level 3	0.0000%	0.400%
Level 4	0.0000%	0.500%
Level 5	0.0000%	0.575%
Level 6	0.0000%	0.800%

and, as of any date of determination on or after the Term Loan Conversion Date, a percentage per annum determined by reference to the Performance Level in effect on such date as set forth below:

Performance Level	Applicable Margin for Base Rate Advances	Applicable Margin for Eurodollar Rate Advances
Level 1	0.0000%	0.625%
Level 2	0.0000%	0.750%
Level 3	0.0000%	0.875%
Level 4	0.0000%	1.000%
Level 5	0.0000%	1.250%
Level 6	0.0000%	1.500%

In the case of a change in the Applicable Margin due to a change in the Interest Coverage Ratio, such change shall be effective five Business Days after the date on which the Paying Agent receives financial statements pursuant to Section 5.01(h)(i) or (ii) together with a certificate of the chief financial officer of the Borrower demonstrating such Interest Coverage Ratio. In the case of a change in the Applicable Margin due to a change in the Public Debt Rating, such change shall be effective five Business Days after the date on which the Paying Agent receives a certificate of the chief financial officer of the Borrower pursuant to Section 5.01(h)(vi) setting forth such Public Debt Rating.

"Lenders" means, collectively, each Initial Lender, each Assuming Lender that shall become a party hereto pursuant to Section 2.16 and each other Person that shall become a party hereto pursuant to Sections 8.07 and, except when used in reference to a Revolving Credit Advance, a Revolving Credit Note or a related term, each Designated Bidder.

"Revolver Termination Date" means the earlier of June 27, 2003 (subject to the extension thereof pursuant to Section 2.16) and the date of termination in whole of the Revolving Credit Commitments pursuant to Section 2.05 or 6.01; provided, however, that the Revolver Termination Date of any Lender that is a Non-Consenting Lender to any requested extension pursuant to Section 2.16 shall be the Revolver Termination Date in effect immediately prior to the applicable Extension Date for all purposes of this Agreement and any Notes.

(b) Schedule I to the Existing Credit Agreement is, effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2, deleted in its entirety and replaced with Schedule I to this Amendment and Restatement.

SECTION 2. Conditions of Effectiveness of this Amendment and Restatement. This Amendment and Restatement shall become effective as of the date first above written (the "Restatement Effective Date") when and only if:

(a) The Paying Agent shall have received counterparts of this Amendment and Restatement executed by the Borrower and all of the Initial Lenders or, as to any of the Initial Lenders, advice satisfactory to the Paying Agent that such Initial Lender has executed this Amendment and Restatement.

(b) The Paying Agent shall have received on or before the Restatement Effective Date the following, each dated such date and (unless otherwise specified below) in form and substance satisfactory to the Paying Agent and in sufficient copies for each Initial Lender:

(i) The Revolving Credit Notes to the order of each of the Lenders that have requested Revolving Credit Notes prior to the Restatement Effective Date.

(ii) Certified copies of the resolutions of the Board of Directors of the Borrower approving this Amendment and Restatement and the Notes, and of all documents (including, without limitation, charters and bylaws) evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and Restatement and the Notes.

(iii) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and Restatement and the Notes and the other documents to be delivered hereunder.

(iv) A favorable opinion of Shearman & Sterling, counsel for the Agents, in form and substance satisfactory to the Agents.

(c) The representations and warranties contained in Section 4.01 of the Existing Credit Agreement shall be correct on and as of the Restatement Effective Date, before and after giving effect to the Restatement Effective Date, as though made on and as of such date.

(d) No event shall have occurred and be continuing, or shall occur as a result of the occurrence of the Restatement Effective Date, that constitutes a Default.

SECTION 3. Reference to and Effect on the Existing Credit Agreement and the Notes. (a) On and after the effectiveness of this Amendment and Restatement, each reference in the Existing Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Existing Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended by this Amendment and Restatement.

(b) The Existing Credit Agreement and the Notes, as specifically amended by this Amendment and Restatement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) Without limiting any of the other provisions of the Existing Credit Agreement, as amended by this Amendment and Restatement, any references in the Existing Credit Agreement to the phrases "on the date hereof", "on the date of this Agreement" or words of similar import shall mean and be a reference to the date of the Existing Credit Agreement (which is June 29, 2001).

SECTION 4. Costs and Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Paying Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Restatement, the Notes and the other documents to be delivered hereunder (including, without limitation, the reasonable and documented fees and expenses of counsel for the Paying Agent with respect hereto and thereto) in accordance with the terms of Section 8.04 of the Existing Credit Agreement.

SECTION 5. Execution in Counterparts. This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Restatement by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Restatement.

SECTION 6. Governing Law. This Amendment and Restatement shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be executed by their respective officers thereunto duly authorized, as of the date first above written.
THE BORROWER

FEDERATED DEPARTMENT STORES, INC.

By: /s/ Karen M. Hoguet
Title: Senior Vice President and Chief Financial Officer

CITIBANK, N.A.,
as an Administrative Agent and as Paying Agent

By: /s/ Steven R. Victorin
Title: Vice President

JPMORGAN CHASE BANK,
as an Administrative Agent

By:
Title: Vice President

THE INITIAL LENDERS

Lead Arrangers

CITIBANK, NA.

By: /s/ Steven R. Victorin
Name: Steven R. Victorin
Title: Vice President

JPMORGAN CHASE BANK

By:
Name:
Title: Vice President

Syndication Agent

FLEET NATIONAL BANK

By /s/ Judith Kelly
Name: Judith Kelly
Title: Director

Documentation Agents

BANK OF AMERICA, N.A.

By /s/ Amy Krovocheck
Name: Amy Krovocheck
Title: Vice President

CREDIT SUISSE FIRST BOSTON

By /s/ Bill O'Daly
Name: Bill O'Daly
Title: Director

By /s/ Cassandra Droogan
Name: Cassandra Droogan
Title: Associate

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

Senior Managing Agents

BANK ONE, NA

By /s/ Catherine A. Muszynski
Name: Catherine A. Muszynski
Title: Director

PNC BANK, NATIONAL ASSOCIATION

By /s/ Bruce Kintner
Name: Bruce Kintner
Title: Vice President

Managing Agents

THE FIFTH THIRD BANK

By /s/ Christine L. Wagner
Name: Christine L. Wagner
Title: Assistant Vice President

MELLON BANK, N.A.

By /s/ Louis E. Flori
Name: Louis E. Flori
Title: Vice President

SUMITOMO MITSUI BANKING CORPORATION

By /s/ Robert H. Riley
Name: Robert H. Riley, III
Title: Senior Vice President

Lenders

ALLFIRST BANK

By /s/ Brooks Thropp
Name: Brooks W. Thropp
Title: Vice President

BANCA NAZIONALE DEL LAVORO S.P.A., NEW YORK BRANCH

By /s/ Francesco DiMario
Name: Francesco DiMario
Title: Vice President

By /s/ Carlo Vecchi
Name: Carlo Vecchi
Title: Senior Vice President

THE BANK OF NEW YORK

By /s/ William Barnum
Name: William Barnum
Title: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By /s/ Susan Vitale
Name: Susan T. Vitale
Title: Vice President

UNION BANK OF CALIFORNIA, N.A.

By /s/ Timothy Streb
Name: Timothy P. Streb
Title: Vice President

FIRST HAWAIIAN BANK

By /s/ Charles L. Jenkins
Name: Charles L. Jenkins
Title: Vice President, Manager

SCHEDULE I

COMMITMENTS AND APPLICABLE LENDING OFFICES

Name of Initial Lender	Revolving Credit Commitment	Domestic Lending Office	Eurodollar Lending Office
Allfirst Bank	$5,000,000

Credit:

25 S. Charles Street

Baltimore, MD 21201

Attn: John Serocca

Phone: (410) 244-4852

Fax: (410) 545-2047

Administrative:

25 S. Charles Street

Baltimore, MD 21201

Attn: John Serocca

Phone: (410) 244-4852

Fax: (410) 545-2047

Credit:

25 S. Charles Street

Baltimore, MD 21201

Attn: Sean Fitzgerald

Phone: (410) 244-4575

Fax: (410) 545 2079

Administrative:

25 S. Charles Street

Baltimore, MD 21201

Attn: Sean Fitzgerald

Phone: (410) 244-4575

Fax: (410) 545-2079

Banca Nazionale del Lavoro	$6,250,000	Credit: 25 West 51st Street New York, NY 10019 Attn: Francesco DiMario Phone: (212) 314-0239 Fax: (212) 765-2978 Administrative: Attn: Anna Hernandez Phone: (212) 314-0679 Fax: (212) 765-2978	Credit: 25 West 51st Street New York, NY 10019 Attn: Francesco DiMario Phone: (212) 314-0239 Fax: (212) 765-2978 Administrative: Attn: Anna Hernandez Phone: (212) 314-0679 Fax: (212) 765-2978
Bank of America, N.A.	$33,750,000

Credit:

901 Main St, 64th Floor

Dallas, TX 75202

Attn: Amy Krovocheck

Phone: (214) 209-0193

Fax: (214) 209-0905

Administrative:

1850 Gateway Blvd.

Concord, CA 94520-3282

Attn: G.K. Lapitan

Phone: (925) 675-8205

Fax: (925) 969-2852

Credit:

901 Main St, 64th Floor

Dallas, TX 75202

Attn: Amy Krovocheck

Phone: (214) 209-0193

Fax: (214) 209-0905

Administrative:

1850 Gateway Blvd.

Concord, CA 94520-3282

Attn: G.K. Lapitan

Phone: (925) 675-8205

Fax: (925) 969-2852

The Bank of New York	$15,000,000

Credit:

One Wall Street, 8th Floor

New York, NY 10286

Attn: Clarence Burleigh

Phone: (212) 635-7867

Fax: (212) 635-1483

Administrative:

One Wall Street, 8th Floor

New York, NY 10286

Attn: Susan Baratta

Phone: (212) 635-6761

Fax: (212) 635-6397

Credit:

One Wall Street, 8th Floor

New York, NY 10286

Attn: Clarence Burleigh

Phone: (212) 635-7867

Fax: (212) 635-1483

Administrative:

One Wall Street, 8th Floor

New York, NY 10286

Attn: Susan Baratta

Phone: (212) 635-6761

Fax: (212) 635-6397

Bank One, NA	$21,250,000

Credit:

1 Bank One Plaza

Suite ILI0086

Chicago, IL 60670

Attn: Paul Rigby

Phone: (312) 732-6132

Fax: (312) 336-4380

Administrative:

1 Bank One Plaza

Suite ILI0086

Chicago, IL 60670

Attn: Tess Siao

Phone: (312) 732-8705

Fax: (312) 336-2715

Credit:

1 Bank One Plaza

Suite ILI0086

Chicago, IL 60670

Attn: Paul Rigby

Phone: (312) 732-6132

Fax: (312) 336-4380

Administrative:

1 Bank One Plaza

Suite ILI0086

Chicago, IL 60670

Attn: Tess Siao

Phone: (312) 732-8705

Fax: (312) 336-2715

Citibank, N.A.	$46,250,000

Credit:

388 Greenwich Street

New York, NY 10013

Attn: Robert Snell

Phone: (212) 816-

Fax: (212) 793-7585

Administrative:

2 Penns Plaza

Suite 200

New Castle, DE 19720

Attn: Tim Card

Phone: (718) 248-4536

Fax: (718) 248-4844

Credit:

388 Greenwich Street

New York, NY 10013

Attn: Robert Snell

Phone: (212) 816-

Fax: (212) 793-7585

Administrative:

2 Penns Plaza

Suite 200

New Castle, DE 19720

Attn: Tim Card

Phone: (718) 248-4536

Fax: (718) 248-4844

Credit Suisse First Boston	$33,750,000

Credit:

11 Madison Ave., 19th Fl.

New York, NY 10010

Attn: William O'Daly

Phone: (212) 325-1986

Fax: (212) 325-8314

Administrative:

11 Madison Ave.

New York, NY 10010

Attn: Ronald David

Phone: (212) 325-1865

Fax: (212) 335-0593

Credit:

11 Madison Ave., 19th Fl.

New York, NY 10010

Attn: William O'Daly

Phone: (212) 325-1986

Fax: (212) 325-8314

Administrative:

11 Madison Ave.

New York, NY 10010

Attn: Ronald David

Phone: (212) 325-1865

Fax: (212) 335-0593

First Hawaiian Bank	$5,000,000

Credit:

999 Bishop Street, 11th Floor

Honolulu, HI 96847

Attn: Charles L. Jenkins

Phone: (808) 525-6289

Fax: (808) 525-6372

Administrative:

999 Bishop Street, 11th Floor

Honolulu, HI 96847

Attn: Laurae Imamura

Phone: (808) 844-3740

Fax: (808) 844-3660/3659

Credit:

999 Bishop Street, 11th Floor

Honolulu, HI 96847

Attn: Charles L. Jenkins

Phone: (808) 525-6289

Fax: (808) 525-6372

Administrative:

999 Bishop Street, 11th Floor

Honolulu, HI 96847

Attn: Laurae Imamura

Phone: (808) 844-3740

Fax: (808) 844-3660/3659

The Fifth Third Bank	$18,750,000

Credit:

38 Fountain Square Plaza

Cincinnati, OH 45263

Attn: Christine Wagner

Phone: (513) 744-7348

Fax: (513) 744-5947

Administrative:

38 Fountain Square Plaza

Cincinnati, OH 45263

Attn: Melody R. Merrill

Phone: (513) 579-5389

Fax: (513) 534-5947

Credit:

38 Fountain Square Plaza

Cincinnati, OH 45263

Attn: Christine Wagner

Phone: (513) 744-7348

Fax: (513) 744-5947

Administrative:

38 Fountain Square Plaza

Cincinnati, OH 45263

Attn: Melody R. Merrill

Phone: (513) 579-5389

Fax: (513) 534-5947

Fleet National Bank	$36,250,000

Credit:

100 Federal Street

MA DE 100 09E

Boston, MA 02110

Attn: Judy Kelly

Phone: (617) 434-5280

Fax: (617) 434-6685

Administrative:

One Federal Street

MA De 10307L

Boston, MA 02110

Attn: Chad E. Rutledge

Phone: (617) 434-1645

Fax: (617) 434-9933

Credit:

100 Federal Street

MA DE 100 09E

Boston, MA 02110

Attn: Judy Kelly

Phone: (617) 434-5280

Fax: (617) 434-6685

Administrative:

One Federal Street

MA De 10307L

Boston, MA 02110

Attn: Chad E. Rutledge

Phone: (617) 434-1645

Fax: (617) 434-9933

JPMorgan Chase Bank	$48,750,000

Credit:

270 Park Avenue, 48th Fl.

New York, NY 10017

Attn: Barry Bergman

Phone: (212) 270-0203

Fax: (212) 270-5646

Administrative:

1 Chase Manhattan Plaza

8th Floor

New York, NY 10081

Attn: Amy Labinger

Phone: (212) 552-4025

Fax: (212) 552-7500

Credit:

270 Park Avenue, 48th Fl.

New York, NY 10017

Attn: Barry Bergman

Phone: (212) 270-0203

Fax: (212) 270-5646

Administrative:

1 Chase Manhattan Plaza

8th Floor

New York, NY 10081

Attn: Amy Labinger

Phone: (212) 552-4025

Fax: (212) 552-7500

Mellon Bank, N.A.	$18,750,000

Credit:

One Mellon Bank Center,

Room 370

Pittsburgh, PA 15258-0001

Attn: Louis Flori

Phone: (412) 234-7298

Fax: (412) 236-1914

Administrative:

Three Mellon Bank Center,

Room 1203

Pittsburgh, PA 15259-0003

Attn: Richard Bouchard

Phone: (412) 234-5767

Fax: (412) 209-6124

Credit:

One Mellon Bank Center,

Room 370

Pittsburgh, PA 15258-0001

Attn: Louis Flori

Phone: (412) 234-7298

Fax: (412) 236-1914

Administrative:

Three Mellon Bank Center,

Room 1203

Pittsburgh, PA 15259-0003

Attn: Richard Bouchard

Phone: (412) 234-5767

Fax: (412) 209-6124

PNC Bank, National Association	$21,250,000

Credit:

201 East 5th Street

Cincinnati, OH 45202

Attn: Joe Richardson

Phone: (513) 651- 8688

Fax: (513) 651-8951

Administrative:

201 E. 5th Street

Cincinnati, OH 45202

Attn: Sandy Wilson

Phone:(513) 651-8984

Fax: (513) 651- 8951

Credit:

201 East 5th Street

Cincinnati, OH 45202

Attn: Joe Richardson

Phone: (513) 651-8688

Fax: (513) 651-8951

Administrative:

201 E. 5th Street

Cincinnati, OH 45202

Attn: Sandy Wilson

Phone: (513) 651- 8984

Fax: (513) 651-8951

Sumitomo Mitsui Banking Corporation	$18,750,000

Credit:

233 South Wacker Drive, Suite 4010

Chicago, IL 60606

Attn: John H. Kemper

Phone: (312) 876-7797

Fax: (312) 876-6436

Administrative:

277 Park Avenue

New York, NY 10172

Attn: Courtney L. Whitlock

Phone: (212) 224-4335

Fax (212) 224-5197

Credit:

233 South Wacker Drive, Suite 4010

Chicago, IL 60606

Attn: John H. Kemper

Phone: (312) 876-7797

Fax: (312) 876-6436

Administrative:

277 Park Avenue

New York, NY 10172

Attn: Courtney L. Whitlock

Phone: (212) 224-4335

Fax (212) 224-5197

Union Bank of California, N.A.	$25,000,000

Credit:

350 California Street, 6th Floor

San Francisco, CA 94104

Attn: Timothy Streb

Phone: (415) 705-7021

Fax: (415) 705-5093

Administrative:

1980 Saturn Street

Monterey Park, CA 91755

Attn: Ruby Gonzales

Phone: (323) 720-7055

Fax: (323) 724-6198

Credit:

350 California Street, 6th Floor

San Francisco, CA 94104

Attn: Timothy Streb

Phone: (415) 705-7021

Fax: (415) 705-5093

Administrative:

1980 Saturn Street

Monterey Park, CA 91755

Attn: Ruby Gonzales

Phone: (323) 720-7055

Fax: (323) 724-6198

U.S. Bank National Association	33,750,000

Credit:

425 Walnut Street, ML: 8160

Cincinnati, OH 45202

Attn: Derek Roudebush

Phone: (513) 632-4010

Fax: (513) 762-2068

Administrative:

425 Walnut Street

Cincinnati, OH 45202

Attn: Beth Martin

Phone: (920) 424-8419

Fax: (920) 426-7993

Credit:

425 Walnut Street, ML: 8160

Cincinnati, OH 45202

Attn: Derek Roudebush

Phone: (513) 632-4010

Fax: (513) 762-2068

Administrative:

425 Walnut Street

Cincinnati, OH 45202

Attn: Beth Martin

Phone: (920) 424-8419

Fax: (920) 426-7993

Wachovia Bank, National Association	$12,500,000

Credit:

1339 Chestnut Street

Philadelphia, PA 19107

Attn: Susan Vitale

Phone: 267-321-6712

Fax: 267-321-6700

Administrative:

201 South College Street

17th Floor

Charlotte, NC 28288-1183

Attn: Cynthia Rawson

Phone: (704) 383-5215

Fax: (704) 383-7999

Credit:

1339 Chestnut Street

Philadelphia, PA 19107

Attn: Susan Vitale

Phone: 267-321-6712

Fax: 267-321-6700

Administrative:

201 South College Street

17th Floor

Charlotte, NC 28288-1183

Attn: Cynthia Rawson

Phone: (704) 383-5215

Fax: (704) 383-7999

___________

TOTAL OF COMMITMENTS: $400,000,000